Exhibit 99.1

NEWS RELEASE

CEDAR FAIR AND SIX FLAGS MERGER OF EQUALS SUCCESSFULLY COMPLETED, CREATING A LEADING AMUSEMENT PARK OPERATOR

CHARLOTTE, North Carolina (July 1, 2024) – Six Flags Entertainment Corporation (NYSE: FUN), the largest and most diverse amusement park operator in North America, today announced the successful completion of the merger of equals (the “Merger”) between Cedar Fair, L.P. (“Cedar Fair”) and former Six Flags Entertainment Corporation (“Former Six Flags”), effective July 1, 2024 (the “Closing Date”). The combined company is operating under the name “Six Flags Entertainment Corporation.”

Cedar Fair’s units and shares of Former Six Flags’ common stock ceased trading at the close of the New York Stock Exchange (the “NYSE”) on July 1, 2024. Beginning tomorrow, July 2, 2024, shares of Six Flags Entertainment Corporation’s common stock will start trading on the NYSE under the ticker symbol “FUN.”

Under the terms of the merger agreement, Cedar Fair unitholders received one share of common stock in Six Flags Entertainment Corporation for each unit owned, and Former Six Flags shareholders received 0.5800 shares of common stock in Six Flags Entertainment Corporation for each share owned.

“Today marks a significant milestone for our company, shareholders, guests and associates, unlocking higher value and greater opportunities to deliver engaging entertainment experiences,” said Richard Zimmerman, president and chief executive officer of Six Flags Entertainment Corporation. “Our merger establishes a new Six Flags Entertainment Corporation with a highly diversified footprint and robust operating model, enhancing park offerings and performance though the complementary portfolio of attractive assets and intellectual property from each of Cedar Fair and the former Six Flags. The combination also enhances the financial profile of the company with strong cash flow generation to accelerate investments in our parks to delight our guests, driving increased levels of demand and in-park value and spending.”

“We believe that by combining the best ideas and most successful entertainment practices of both Six Flags and Cedar Fair, the new Six Flags can deliver a superior level of joy and excitement that has yet to be experienced by regional park guests,” added Selim Bassoul, executive chairman of the board of directors of Six Flags Entertainment Corporation. “We are excited to unite the Cedar Fair and Six Flags teams to capitalize on the tremendous growth opportunities and operational efficiencies of our more extensive entertainment portfolio.”

Each park in the combined company’s portfolio will retain their legacy branding with no changes to park names currently being planned or contemplated.

Six Flags Entertainment Corporation – 8701 Red Oak Boulevard, Charlotte, NC 28217 – Phone: 704.414.4700

CEDAR FAIR AND SIX FLAGS MERGER OF EQUALS SUCCESSFULLY COMPLETED

July 1, 2024

ABOUT SIX FLAGS ENTERTAINMENT CORPORATION

Six Flags Entertainment Corporation (NYSE: FUN) is North America’s largest regional amusement-resort operator with 27 amusement parks, 15 water parks and nine resort properties across 17 states in the U.S., Canada and Mexico. Focused on its purpose of making people happy, Six Flags provides fun, immersive and memorable experiences to millions of guests every year with world-class coasters, themed rides, thrilling water parks, resorts and a portfolio of beloved intellectual property such as Looney Tunes®, DC Comics® and PEANUTS®.

ADVISORS

Perella Weinberg Partners served as exclusive financial advisor and Weil, Gotshal & Manges LLP and Squire Patton Boggs (US) LLP served as legal counsel to Cedar Fair. Goldman Sachs & Co. LLC served as exclusive financial advisor and Kirkland & Ellis LLP served as legal counsel to Former Six Flags.

CAUTIONARY INFORMATION REGARDING FORWARD-LOOKING STATEMENTS

This press release contains certain “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included in this communication that address activities, events or developments that Six Flags Entertainment Corporation expects, believes or anticipates will or may occur in the future are forward-looking statements. Words such as “anticipate,” “believe,” “create,” “expect,” “future,” “guidance,” “intend,” “plan,” “potential,” “seek,” “synergies,” “target,” “will,” “would,” similar expressions, and variations or negatives of these words identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. All such forward-looking statements are based upon current plans, estimates, expectations and ambitions that are subject to risks, uncertainties and assumptions, many of which are beyond the control of Six Flags Entertainment Corporation, and that could cause actual results to differ materially from those expressed in such forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the combined company’s operations, including the possibility that any of the anticipated benefits of the Merger will not be realized or will not be realized within the expected time period; the successful integration of the businesses of Cedar Fair and Former Six Flags; potential adverse reactions or changes to business relationships resulting from the completion of the Merger; legislative, regulatory, political and economic developments and changes in laws, regulations, and policies affecting Six Flags Entertainment Corporation; acts of terrorism or outbreak of war, hostilities, civil unrest, and other political or security disturbances; the impacts of

Six Flags Entertainment Corporation – 8701 Red Oak Boulevard, Charlotte, NC 28217 – Phone: 704.414.4700

CEDAR FAIR AND SIX FLAGS MERGER OF EQUALS SUCCESSFULLY COMPLETED

July 1, 2024

pandemics or other public health crises, including the effects of government responses on people and economies; risks related to the potential impact of general economic, political and market factors on Six Flags Entertainment Corporation; those risks described in Item 1A of Cedar Fair’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on February 16, 2024, and subsequent reports on Forms 10-Q and 8-K; and those risks described in Item 1A of Former Six Flags’ Annual Report on Form 10-K, filed with the SEC on February 29, 2024, and subsequent reports on Forms 10-Q and 8-K (collectively, the “Reports”).

While the list of factors presented here is, and in the Reports are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. The ability of Six Flags Entertainment Corporation to achieve the goals for the Merger may also be affected by our ability to manage the factors identified above. We caution you not to place undue reliance on any of these forward-looking statements as they are not guarantees of future performance or outcomes and actual performance and outcomes may differ materially from those made in or suggested by the forward-looking statements contained in this press release. Six Flags Entertainment Corporation does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

CONTACT

Investors: Michael Russell, 419.627.2233

Media: Gary Rhodes, 704.249.6119

Alternate Media: Andrew Siegel / Lucas Pers, Joele Frank, 212.355.4449

The information included on, or accessible through, Six Flags Entertainment Corporation’s website is not incorporated by reference into this communication.

This news release and prior releases are available under the News tab at https://investors.sixflags.com

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Six Flags Entertainment Corporation – 8701 Red Oak Boulevard, Charlotte, NC 28217 – Phone: 704.414.4700